SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2004

               FIELDPOINT PETROLEUM CORPORATION
 (Exact name of registrant as specified in its charter)

Colorado	0-9435	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas 78613
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

       FieldPoint Petroleum Corporation (the "Company") consummated the purchase of a 87.5% to 100% working interest representing a 73.5% to 87.5% net revenue interest in oil and gas properties located in the Lusk Field in Lea County, New Mexico from PXP Gulf Coast, Inc. The acquisition was accomplished through an assignment of mineral leases covering the interests. The Company paid $850,000.00 cash consideration for the lease rights and related equipment. The funds for the acquisition were derived from the Company's existing revolving credit facility.

       Closing of the acquisition took place on March 11, 2004, with the effective date being April 1, 2004. The Company plans to hold the interests for production and further development.

ITEM 7:     FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements

Pursuant to Item 7(a)(4), the Registrant files herewith the following financial statements of the acquired business:

Independent Auditor's Report

Historical Summaries of Revenues and Direct Operating Expenses of Properties Acquired in March 2004

Notes to Historical Summaries of Revenues and Direct Operating Expenses of Properties Acquired in March 2004

(b)	Pro Forma Financial Information

Pursuant to Item 7(b), the Registrant files herewith the following unaudited pro forma financial information:

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2003

Unaudited Pro Forma Consolidated Statement of Income for the Twelve Months Ended December 31, 2003

Unaudited Pro Forma Consolidated Statement of Income for the Three Months Ended March 31, 2004

Notes to Unaudited Pro Forma Financial Information

(c)	Exhibits
	Item	Title
	10.1	Assignment

INDEPENDENT AUDITOR'S REPORT

Board of Directors
FieldPoint Petroleum Corporation
Cedar Park, Texas

We have audited the accompanying historical summaries of revenue and direct operating expenses of properties acquired in March 2004, for the year ended December 31, 2003. The historical summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summaries based on our audit.

We conducted our audit in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summaries presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of FieldPoint Petroleum Corporation) as described in Note 1 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the historical summaries referred to above present fairly, in all material respects, the revenue and direct operating expenses of the properties acquired in March 2004, in conformity with accounting standards generally accepted in the United States of America.

HEIN + ASSOCIATES LLP

May 20, 2004
Dallas, Texas

FIELDPOINT PETROLEUM CORPORATION

HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES OF PROPERTIES ACQUIRED IN MARCH 2004
	For the Three Months Ended March 31,	For the Three Months Ended March 31,	For the Twelve Months Ended December 31,
	2004	2003	2003
	(Unaudited)	(Unaudited)
OIL AND GAS SALES	$ 64,625	$ 48,639	$ 186,823
DIRECT OPERATING EXPENSES	14,315	10,485	43,812
NET REVENUE	$ 50,310	$ 38,154	$ 143,011

 See Notes to Historical Summaries

FIELDPOINT PETROLEUM CORPORATION

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING
EXPENSES OF PROPERTIES ACQUIRED IN MARCH 2004

1.    Basis of Preparation

The accompanying historical summaries of revenues and direct operating expenses relate to the operations of the oil and gas properties acquired by FieldPoint Petroleum Corporation (the "Company") in March 2004 from PXP Gulf Coast, Inc. The properties were acquired for $850,000, before purchase adjustments.

Revenues are recorded when the Company's share of oil or natural gas and related liquids are sold. Direct operating expenses are recorded when the related liability is incurred. Direct operating expenses include lease operating expenses, ad valorem taxes and production taxes. Depreciation and amortization of oil and gas properties, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summaries because the amounts would not be comparable to those resulting from proposed future operations.

The historical summaries presented herein were prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K as promulgated by Regulation S-B Item 3-10 of the Securities Exchange Act of 1934.

2.    Supplemental Information on Oil and Gas Reserves (Unaudited)

Proved oil and gas reserves consist of those estimated quantities of crude oil, natural gas, and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

The following estimates of proved reserves have been made by independent engineers. The estimated net interest in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

The changes in proved reserves of the properties acquired in March 2004 for the year ended December 31, 2003 are set forth below.
	Oil (Barrels)	Natural Gas (Thousand Cubic Feet)
Reserves at December 31, 2002	122,721	123,372
Production	(5,444)	(6,095)
Reserves at December 31, 2003	117,277	117,277
Proved developed reserves December 31, 2003	117,277	117,277

The standardized measure of discounted estimated future net cash flows related to proved oil and gas reserves at the year ended December 31, 2003 is as follows:
December 31, 2003
Future cash inflows	$ 4,339,000
Future production costs	1,956,000
Future net cash flows, before income tax	2,383,000
Future income taxes	(521,000)
Future net cash flows	1,862,000
10% annual discount	(1,043,000)
Standardized measure of discounted future net cash flows	$ 819,000

The primary changes in the standardized measure of discounted estimated future net cash flows for the year ended December 31, 2004 were as follows:

December 31, 2004
Beginning of year	$ 544,000
Sales of oil and gas produced, net of production costs	(143,000)
Effect of change in prices	488,000
Accretion of discount	54,000
Net change in income taxes	(142,000)
Revision of estimates and other	18,000
End of year	$ 819,000

Estimated future cash inflows are computed by applying year-end prices of oil and gas to year-end quantities of proved reserves. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying year-end statutory tax rates to estimated future pre-tax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved.

The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

FIELDPOINT PETROLEUM CORPORATION

UNAUDITED PRO FORMA FINANCIAL INFORMATION

In March 2004, FieldPoint Petroleum Corporation (the "Company") acquired interests in certain producing properties in New Mexico for consideration of $850,000. The acquisition was financed using the Company's existing available cash. The following unaudited pro forma financial statements have been prepared to demonstrate the effect on the Company's financial position and results of operations as if the properties had been acquired on December 31, 2003 (with respect to the pro forma balance sheet) and at the beginning of the periods (with respect to the pro forma statements of income). The pro forma financial statements should be read in conjunction with the historical summaries of revenues and direct operating expenses of the properties included herein and with the financial statements of the Company as filed in their Form 10-KSB. The pro forma financial statements should not be construed as a reflection of the financial position or results of operations that actually would have occurred if the acquisition would have occurred on the above dates.

FIELDPOINT PETROLEUM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2003

ASSETS
	Historical Amounts	Pro Forma Adjustments		Pro Forma
CURRENT ASSETS:
Cash	$ 1,395,100	$ (850,000)	(1)	$ 545,100
Short-term investments	67,428	-		67,428
Accounts receivable:
Oil and gas sales	260,043	-		260,043
Joint interest billings, less allowance for doubtful accounts of $99,192	72,530	-		72,530
Prepaid expenses and other current assets	22,535	-		22,535
Total current assets	1,817,636	(850,000)		967,636
PROPERTY AND EQUIPMENT:
Oil and gas properties	6,192,999	850,000	(1)	7,042,999
Furniture and equipment	51,482	-		51,482
Transportation equipment	158,254	-		158,254
Less accumulated depletion and depreciation	(2,108,914)	-		(2,108,914)
Net property and equipment	4,293,821	850,000		5,143,821
LONG-TERM JOINT INTEREST BILLING RECEIVABLE, net allowance for doubtful accounts of $44,624	65,184	-		65,184
OTHER ASSETS	4,297	-		4,297
Total assets	$ 6,180,938	$ -		$ 6,180,938

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$ 266,324	$ -	$ 266,324
Accounts payable and accrued expenses	200,827	-	200,827
Oil and gas revenues payable	60,898	-	60,898
Total current liabilities	528,049	-	528,049
LONG-TERM DEBT, net of current portion	1,491,802	-	1,491,802
ASSET RETIREMENT OBLIGATION	496,685	-	496,685
DEFERRED INCOME TAXES	125,000		125,000
STOCKHOLDERS' EQUITY	3,539,402	-	3,539,402
Total liabilities and stockholders' equity	$ 6,180,938	$ -	$ 6,180,938

See accompanying notes to pro forma financial statements.

FIELDPOINT PETROLEUM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 2003
	FieldPoint Petroleum	(2) Properties Acquired		Pro Forma Adjustments		Pro Forma
REVENUE:
Oil and gas sales	$ 2,309,503	$ 186,823	(2)	$ -		$2,496,326
Well operational and pumping fees	119,872	-		-		119,872
Total revenue	2,429,375	186,823		-		2,616,198
COSTS AND EXPENSES:
Production expense	1,103,496	43,812	(2)	-		1,147,308
Exploration expense	86,948	-		-		86,948
Depletion and depreciation	466,969	-		42,000	(3)	508,969
Accretion expense	24,776	-		-		24,776
General and administrative	451,736	-		-		451,736
Total costs and expenses	2,133,925	43,812		42,000		2,219,737
OTHER INCOME (EXPENSE):
Interest income (expense), net	(52,291)	-		-		(52,291)
Miscellaneous	7,426	-		-		7,426
Realized loss on derivatives	(5,184)	-		-		(5,184)
Total other income (expense)	(50,049)	-		-		(50,049)
INCOME BEFORE INCOME TAXES	245,401	143,011		42,000		346,412
INCOME TAX PROVISION:
Current expense	6,000	-		42,239	(4)	48,239
Deferred expense	66,000	-		-		66,000
	72,000	-		42,239		114,239
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	173,401	-		-		232,173
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, net of tax	(16,506)	-		-		(16,506)
NET INCOME	$ 156,895	$ 143,011		$ 84,239		$ 215,667
BASIC EARNINGS PER SHARE	$ .02					$ .03
DILUTED EARNINGS PER SHARE	$ .02					$ .03
WEIGHTED AVERAGE SHARES BASIC	7,530,175					7,530,175
WEIGHTED AVERAGE SHARES DILUTED	7,621,868					7,621,868

FIELDPOINT PETROLEUM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 2004
	FieldPoint Petroleum	(2) Properties Acquired		Pro Forma Adjustments		Pro Forma
	(Unaudited)	(Unaudited)
REVENUE:
Oil and gas sales	$ 542,162	$ 64,625	(2)	$ -		$ 606,787
Well operational and pumping fees	29,967	-		-		29,967
Total revenue	572,129	64,625		-		636,754
COSTS AND EXPENSES:
Production expense	184,849	14,315	(2)	-		199,164
Depletion and depreciation	124,000	-		10,500	(3)	134,500
General and administrative	91,145	-		-		91,145
Total costs and expenses	399,994	14,315		10,500		424,809
OTHER INCOME (EXPENSE):
Interest income (expense), net	(13,797)	-		-		(13,797)
Miscellaneous	(3,185)	-		-		(3,185)
Total other income (expense)	(16,982)	-		-		(16,982)
INCOME BEFORE INCOME TAXES	155,153	50,310		10,500		194,963
INCOME TAX PROVISION:
Current expense	4,000	-		17,000	(4)	21,000
Deferred expense	42,000	-		-		42,000
	46,000	-				63,000
NET INCOME	$ 109,153	$ 50,310		$ 27,500		$ 131,963
BASIC EARNINGS PER SHARE	$ .01					$ .02
DILUTED EARNINGS PER SHARE	$ .01					$ .02
WEIGHTED AVERAGE SHARES BASIC	7,420,175					7,420,175
WEIGHTED AVERAGE SHARES DILUTED	7,444,665					7,444,665

FIELD POINT PETROLEUM CORPORATION

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(1)      Adjustment to reflect the acquisition cost of the oil and gas properties for cash.

(2)      Oil and gas sales and direct operating expenses of the acquired properties for the respective periods.

(3)      Adjustment to reflect additional depletion and depreciation expense as if the properties had been acquired at the beginning of the respective periods

(4)       Adjustment to reflect additional income tax expense as if the properties had been acquired at the beginning of the respective periods.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: May 26, 2004	By: /s/ Ray Reaves Ray Reaves, President